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                      SUPPLEMENT DATED JUNE 22, 2009 TO THE
                       PROSPECTUSES DATED MAY 1, 2009 FOR
                           SELIGMAN CAPITAL FUND, INC.
                                  (THE "FUND")

The first sentence of the fifth paragraph of the Fund's Principal Investment Strategies has been superseded and replaced as follows:

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 25% of its net assets in foreign investments.

                                                              SL-9906-1 A (6/09)